                                                                    EXHIBIT 99.5


DEBTOR: CAPE COD LIGHT, L.L.C.                      CASE NUMBER: 01-10962 (EIK)



                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



Nicholas J. Davison
----------------------------
Nicholas J. Davison
Senior President, Finance

DEBTOR: CAPE COD LIGHT, L.L.C.                     CASE NUMBER: 01-10962 (EIK)



                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to January 2002 Monthly Operating Report

                   Summary Of Bank And Investment Accounts        Attachment 1
                             Cape Cod Light, L.L.C.
Summary                      Case No: 01-10962 (EIK)                  UNAUDITED
Cape Cod Light, _LC          For Month Of January,


                                             Balances
                                  -----------------------------     Receipts &         Bank
                                     Opening         Closing        Disbursements      Statements           Account
Account                           As Of 1/01/02   As Of 1/31/02     Included           Included             Reconciled
-------                           --------------  -------------     --------------     --------             ----------
Cape Cod Light Escrow             8,158,727.80    8,158,727.80      No - Account Is    No - Account Is      No
US Dept Of Transportation                                           Under Control      Under Control
Maritime Administration                                             Of Maritime        Of Maritime
                                                                    Adminstration      Adminstration -
                                                                                       No Statements

                              Receipts & Disbursements             Attachment 2
                              Cape Cod Light, L.L.C.
Summary                      Case No: 01-10962 (EIK)
Cape Cod Light, LLC         For Month Of January, 2002
Attach 2&3

         No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                 Concentration & Investment Account Statements    Attachment 3
                             Cape Cod Light, L.L.C.
Summary                     Case No: 01-10962 (EIK)
Cape Cod light, LLC         For Month Of January, 2002
Attach 2&3

         No Statements Due To No Concentration Or Investment Accounts

                                                                    ATTACHMENT 4


                              AMCV US SET OF BOOKS
                         INCOME STATEMENT - ATTACHMENT 4
                             Current Period: JAN-02

currency USD
  Company=32 (CAPE COD LIGHT)


                                                                   PTD-Actual
                                                                     JAN-02
                                                                  ------------
Revenue
  Gross Revenue                                                        0.00
  Allowances                                                           0.00
                                                                  ---------
  Net Revenue                                                          0.00
Operating Expenses
  Air                                                                  0.00
  Hotel                                                                0.00
  Commissions                                                          0.00
  Onboard Expenses                                                     0.00
  Passenger Expenses                                                   0.00
  Vessel Expenses                                                      0.00
  Layup/Drydock Expense                                                0.00
  Vessel Insurance                                                     0.00
                                                                  ---------
  Total Operating Expenses                                             0.00
                                                                  ---------
  Gross Profit                                                         0.00
SG&A Expenses
   Sales & Marketing                                                   0.00
   Pre-Opening Costs                                                 990.00
                                                                  ---------
  Total SG&A Expenses                                                990.00
                                                                  ---------
  EBITDA
                                                                   (990.00)
                                                                  ---------
  Depreciation                                                         0.00
                                                                  ---------
  Operating Income                                                  (990.00)
  Other Expense/(Income)
  Interest Income                                                      0.00
  Interest Expense                                                 8,616.94
  Equity in Earnings for Sub                                           0.00
  Reorganization expenses                                              0.00
  Total Other Expense/(Income)                                     8,616.94
                                                                  ---------
  Net Pretax Income/(Loss)                                        (9,606.94)
                                                                  ---------
  Income Tax Expense                                                   0.00
                                                                  ---------
  Net Income/(Loss)                                               (9,606.94)
                                                                  ---------

                                                                    ATTACHMENT 5



                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

currency USD
Company=32 (CAPE COD LIGHT)


                                                               YTD-Actual                  YTD-Actual
                                                                  JAN-02                     OCT-01
                                                             ---------------             ---------------
ASSETS
       Cash and Equivalent                                              0.00                        0.00
       Restricted Cash                                          8,158,728.00                8,158,728.00
       Marketable Securities                                            0.00                        0.00
       Accounts Receivable                                              0.00                       42.00
       Inventories                                                217,563.69                  217,563.69
       Prepaid Expenses                                            69,900.00                   74,900.00
       Other Current Assets                                             0.00                        0.00
                                                             ---------------             ---------------
              Total Current Assets                              8,446,191.69                8,451,233.69
       Fixed Assets                                            35,993,283.77               35,993,283.77
       Accumulated Depreciation                                         0.00                        0.00
                                                             ---------------             ---------------
              Net Fixed Assets                                 35,993,283.77               35,993,283.77
       Net Goodwill                                                     0.00                        0.00
       Intercompany Due To/From                               (13,326,245.98)             (13,322,516.26)
       Net Deferred Financing Fees                              2,602,317.20                2,630,465.87
       Net Investment in Subsidiaries                                   0.00                        0.00
       Other Non Current Assets                                         0.00                        0.00
                                                             ---------------             ---------------
              Total Other Assets                              (10,723,928.78)             (10,692,050.39)
                                                             ---------------             ---------------
              Total Assets                                     33,715,546.68               33,752,467.07
                                                             ---------------             ---------------

                            AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02


currency USD
Company=32 (CAPE COD LIGHT)


                                                           YTD-Actual                   YTD-Actual
                                                             JAN-02                       OCT-01
                                                         ---------------              ---------------
LIABILITIES
       Accounts Payable                                             0.00                         0.00
       Accrued Liabilities                                     75,000.00                    75,000.00
       Deposits                                                     0.00                         0.00

                                                         ---------------              ---------------
              Total Current Liabilities                        75,000.00                    75,000.00
       Long Term Debt                                               0.00                         0.00
       Other Long Term Liabilities                                  0.00                         0.00
                                                         ---------------              ---------------
              Total Liabilities                                75,000.00                    75,000.00

OTHER
       Liabilities Subject to Compromise                   40,041,676.00                40,041,676.00
                                                         ---------------              ---------------
              Total Other                                  40,041,676.00                40,041,676.00

OWNER'S EQUITY

       Common Stock                                                 0.00                         0.00
       Add'1 Paid In Capital                                        0.00                         0.00
       Current Net Income (Loss)                               (9,606.94)               (4,661,527.14)
       Retained Earnings                                   (6,391,522.38)               (1,702,681.79)
                                                         ---------------              ---------------
               Total Owner's Equity                        (6,401,129.32)               (6,364,208.93)
                                                         ---------------              ---------------
               Total Liabilities & Equity                  33,715,546.68                33,752,467.07
                                                         ---------------              ---------------

                            Cape Code Light, L.L.C.
                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                     For the Period Ending January 31, 2002


                                                                   BEGINNING                                          ENDING
AFFILIATE NAME                                CASE NUMBER           BALANCE         DEBITS       CREDITS             BALANCE
--------------                                -----------           -------         ------       -------             -------
American Classic Voyages Co.                  01-10954           1,670,131.78          --            --           1,670,131.78
AMCV Cruise Operations, Inc.                  01-10967          (3,947,213.20)         --        990.00          (3,948,203.20)
The Delta Queen Steamboat Co.                 01-10970           1,436,292.11          --            --           1,436,292.11
DQSB II, Inc.                                 01-10974                 (82.74)         --            --                 (82.74)
Great AQ Steamboat, L.L.C.                    01-10960             500,000.00          --            --             500,000.00
Great River Cruise Line, L.L.C.               01-10963                 270.05          --            --                 270.05
Great Ocean Cruise Line, L.L.C.               01-10959              (4,980.00)         --            --              (4,980.00)
Cruise America Travel, Incorporated           01-10966              (2,706.08)         --            --              (2,706.08)
Delta Queen Coastal Voyages, L.L.C.           01-10964               1,302.19          --            --               1,302.19
Cape May Light, L.L.C.                        01-10961               8,675.31          --            --               8,675.31
Project America, Inc.                         N/A                  (52,500.00)         --            --             (52,500.00)
Oceanic Ship Co.                              N/A                   42,930.22          --            --              42,930.22
Project America Ship II, Inc.                 N/A                   97,472.74          --            --              97,472.74
Ocean Development Co.                         01-10972         (13,075,170.55)  73,481.41     73,481.41         (13,075,170.55)
American Hawaiian Properties Corporation      01-10976             (31,777.30)         --            --             (31,777.30)
Great Independence Ship Co.                   01-10969              32,099.49          --            --              32,099 49
                                                             ----------------   ---------    ----------        ---------------
                                                               (13,325,255.98)  73,481.41     74 471.41         (13,326,245 98)
                                                             ================   =========    ==========        ===============

                             CAPE COD LIGHT, L.L.C.




                            ACCOUNTS RECEIVABLE AGING
                             AS OF JANUARY 31, 2002



                                  ATTACHMENT 7



                                 NOT APPLICABLE

                             CAPE COD LIGHT, L.L.C.



                             ACCOUNTS PAYABLE DETAIL
                             AS OF JANUARY 31, 2002




                                  ATTACHMENT 8

                                 NOT APPLICABLE

DEBTOR: CAPE COD LIGHT, L.L.C.                      CASE NUMBER: 01-10962 (EIK)


                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. Deferred financing costs represent costs incurred in connection with placing pre- petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. Restricted cash represents escrowed proceeds from debt issued to finance the construction of the Cape Cod Light. The debt is guaranteed by, and the restricted cash is controlled by, the U.S. Maritime Administration. This account was last reconciled on October 22, 2001. The trustee has not provided to the Debtor additional information needed to reconcile the account since that date.

4. The Cape Cod Light was under construction at the time the Debtor filed for Chapter 11 bankruptcy protection. The vessel is not complete and remains at the facilities of the shipbuilder, Atlantic Marine, Inc.

DEBTOR: CAPE COD LIGHT, L.L.C.                      CASE NUMBER: 01-10962 (EIK)



                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT


5. Accrued liabilities contains an accrual for vessel lay-up. The Debtor has ceased recording further accruals pending the outcome of Chapter 11 proceedings.

6. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.